                 SECOND AMENDMENT TO RECAPITALIZATION AGREEMENT

        SECOND AMENDMENT TO AGREEMENT (this "Second Amendment") made as of this 9th day of December, 2003, by and among DELAWARE 1851 ASSOCIATES, LP, a Pennsylvania limited partnership (the "Partnership"), INDENTURE OF TRUST OF BART BLATSTEIN DATED AS OF JUNE 9, 1998, a Pennsylvania trust ("1998 Trust"), IRREVOCABLE INDENTURE OF TRUST OF BARTON BLATSTEIN DATED JULY 13, 1999, a Pennsylvania trust ("1999 Trust"; and together with 1998 Trust, "Original LPs"), WELSH-SQUARE, INC., a Pennsylvania corporation ("Original GP"; Original LPs and Original GP are sometimes collectively referred to herein as the "Owners", or each individually, an "Owner") and CSC-COLUMBUS LLC ("Cedar").

                               W I T N E S S E T H

        WHEREAS, the Owners and Cedar entered into that certain Recapitalization Agreement, dated as of October 2, 2003 (the "Original Agreement"), which was amended by that certain Amendment to Recapitalization Agreement, between the Owners and Cedar, dated as of November 3, 2003 (the Original Agreement, as so amended, the "Recap Agreement")

        WHEREAS, the Owners and Cedar desire to further modify the Recap Agreement as hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                A. Capitalized terms used, and not otherwise defined herein, shall have the respective meanings set forth in the Recap Agreement.

                B. Section 7.1.1 of the Original Agreement is deemed to be modified to provide that the date upon which the Closing is scheduled to occur shall be December 10, 2003 (the "Scheduled Closing Date"), provided, however, either party shall have the right to adjourn the Closing to a date no later than December 22, 2003 (the "Outside Date"), by notice to the other party given at any time prior to the Scheduled Closing Date, time being of the essence with respect to the Outside Date.

                C. Except as expressly modified or amended by this Second Amendment, all of the terms, covenants and conditions of the Recap Agreement are hereby ratified and confirmed.

                D. Except insofar as reference to the contrary is made in any such instrument, all references to the "Recapitalization Agreement" in any future correspondence or notice shall be deemed to refer to the Recap Agreement as modified by this Second Amendment.

                E. This Second Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Second Amendment as of the date first above written.

                                 DELAWARE 1851 ASSOCIATES, LP
                                 By:   Welsh-Square, Inc., its general partner

                                       BY:   /s/  Bart Blatstein
                                             -----------------------------------
                                             Name:    Bart Blatstein
                                             Title:   President

                                 WELSH-SQUARE, INC.

                                       BY:   /s/  Bart Blatstein
                                             -----------------------------------
                                             Name:    Bart Blatstein
                                             Title:   President

                                 INDENTURE OF TRUST OF BART BLATSTEIN DATED
                                 AS OF JUNE 9, 1998

                                       BY:   /s/  Jil Blatstein
                                             -----------------------------------
                                             Name:    Jil Blatstein
                                             Title:   Co-Trustee

                                       BY:   /s/  Brian K. Friedman
                                             -----------------------------------
                                             Name:    Brian K. Friedman
                                             Title:   Co-Trustee

                                       BY:   /s/  Joseph W. Seidle
                                             -----------------------------------
                                             Name:    Joseph W. Seidle
                                             Title:   Co-Trustee

                                 IRREVOCABLE INDENTURE OF TRUST OF BARTON
                                 BLATSTEIN DATED AS OF JULY 13, 1999

                                       BY:   /s/  Brian K. Friedman
                                             -----------------------------------
                                             Name:    Brian K. Friedman
                                             Title:   Co-Trustee

                                       BY:   /s/  Joseph W. Seidle
                                             -----------------------------------
                                             Name:    Joseph W. Seidle
                                             Title:   Co-Trustee

                                     -2-
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                                 CSC-COLUMBUS LLC

                                 By: CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., ITS MEMBER

                                       BY:   CEDAR SHOPPING CENTERS
                                             PARTNERSHIP, L.P.,
                                             ITS GENERAL PARTNER

                                       BY:   /s/  Brenda J. Walker
                                             -----------------------------------
                                             Name:    Brenda J. Walker
                                             Title:   Vice President

                                       -3-